EXHIBIT 10.11


                            Amendment to Amended and
                     Restated Receivables Purchase Agreement






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                                                                  EXECUTION COPY




                                    AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT


                  THIS AMENDMENT dated as of November 30, 1998 (the "Amendment")
                                                                     ---------
to the Amended and Restated Receivables Purchase Agreement, dated as of March 31, 1998 (the "Agreement") among LEXMARK INTERNATIONAL, INC., as servicer (the
               ---------
"Servicer"), LEXMARK RECEIVABLES CORPORATION, as seller (the "Seller"), DELAWARE
 --------
FUNDING CORPORATION, as buyer (the "Buyer") and MORGAN GUARANTY TRUST COMPANY OF
                                    -----
NEW YORK, as administrative agent (the "Administrative  Agent"), is by and among
                                        ---------------------
the parties listed above. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

                  WHEREAS, the Administrative Agent, the Servicer, the Seller and the Buyer wish to amend the Agreement in certain respects as provided below, and the APA Purchasers are willing to consent to such amendments upon the terms provided for herein;

                  WHEREAS, pursuant to Section 9.06 of the Agreement, the Administrative Agent, the Servicer, the Seller and the Buyer may, from time to time, enter into agreements amending, modifying or supplementing the Agreement;

                  NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

                  SECTION  1.  Amendments  to  Section  1.01  of the  Agreement.
                               ------------------------------------------------
Section 1.01 of the Agreement is hereby amended by deleting the definitions of "Concentration Factor," "Dilution Ratio," "Expiration Date" and "Maximum Net
 ---------------------     ---------------     ---------------       -----------
Investment"  in  their  entirety  and  replacing  them,  respectively,  with the
----------
following:

                  "Concentration  Factor" shall mean (i) for any Group A Obligor
                   ---------------------
and its Subsidiaries, 10% of an amount equal to the Outstanding Balances of all Eligible Receivables, (ii) for any Group B Obligor and its Subsidiaries, 3.75% of an amount equal to the Outstanding Balances of all Eligible Receivables,
(iii) for any Group C Obligor and its Subsidiaries, 2.75% of an amount equal to the Outstanding Balances of all Eligible Receivables, (iv) for any Group D Obligor and its Subsidiaries, 2.5% of an amount equal to the Outstanding
Balances of all Eligible Receivables and (v) for any Obligor and its Subsidiaries and Affiliates listed on Exhibit F hereto of an amount equal to the Outstanding Balances of all Eligible Receivables; provided, however, that if
                                                    --------
Compaq Computer Corporation ceases to be a Special Obligor as provided on Exhibit F hereto, then the Concentration Factors specified in (ii) and (iii)
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above shall be 5.0% and 3.33%, respectively.

                  "Dilution   Ratio"  shall  mean,  for  any  month,  the  ratio
                   ----------------
(expressed as a percentage) of (i) the aggregate Dilution Factors of all Receivables arising during such calendar month to (ii) the aggregate amount invoiced with respect to all Receivables arising as of the last day of the third month preceding such month.

                  "Expiration  Date" shall mean the earliest of (i) November 29,
                   ----------------
1999 as such date may be extended in the sole discretion of the Buyer pursuant to the terms hereof, (ii) the date of termination of the commitment of the Program LOC Bank under the Program Letter of Credit Reimbursement Agreement,
(iii) the date of termination of the commitment of the APA Lending Banks under the APA Credit Agreement, (iv) the date of termination of the commitment of any APA Purchaser under the Asset Purchase Agreement (unless other APA Purchaser(s) or a replacement APA Purchaser accepts such terminating APA Purchaser's commitment or unless the Maximum Purchase Commitment and the Net Investment (if necessary) are reduced in an amount equal to the terminated commitment), and (v) the day on which the Buyer delivers a Notice of Termination pursuant to Section
7.02 hereof or a Termination Event described in Section 7.01(j) hereof occurs.

                  "Maximum  Net  Investment"  shall  mean  $125,000,000,  unless
                   ------------------------
otherwise  increased with the consent of the Buyer or reduced as provided for in
Section 2.11(a) hereof; provided, however, that at all times on and after the Expiration Date, the "Maximum Net Investment" shall mean the Net Investment.

                  SECTION 2.  Amendments  to Section  7.01(g) of the  Agreement.
                              -------------------------------------------------
Section 7.01(g) of the Agreement is hereby deleted in its entirety and replaced with the following representation:

                  (g) the Default Ratio, computed for the immediately preceding month, shall exceed 6.0%; or the average of the Default Ratios for each of the three immediately preceding months, shall exceed 5.0%; or the Charge-Off Ratio, computed for the immediately preceding month, shall exceed 1.5%; or the average of the Charge-Off Ratios, computed for each of the three immediately preceding months, shall exceed 0.67%; or the Dilution Ratio, computed for the immediately preceding month, shall exceed 20.0%; or the average of the Dilution Ratios, computed for each of the three immediately preceding months shall exceed 15.0%; or the Delinquency Ratio, computed for the immediately preceding month, shall exceed 7.5%; or the average of the Delinquency Ratios, computed for each of the three immediately preceding months shall exceed 5.0%; or

                  SECTION  3.  Amendments  to  Section  5.03  of the  Agreement.
                               ------------------------------------------------
Section 5.03 of the Agreement is hereby amended by adding the following additional covenant:

                  (k) Year 2000 Compliance.  The Servicer has initiated a review
                      --------------------
                  and assessment of its internal computer applications in the United States which are necessary for the origination, collection, management or servicing of the Receivables (the "Receivables System") in connection with making a
                   ---------------------
                  determination about whether the Receivables System will be able to perform properly date-sensitive functions for dates before and after January 1, 2000 (that is, be "Year 2000
                                                                      ----------
                  Compliant").  The Servicer is taking action to ensure that the
                  ---------
                  Receivables Systems will be Year 2000 Compliant.


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                  SECTION 4. Amendments to Section 6.01 of the Agreement.
                             ------------------------------------------- Section
6.01 of the Agreement is hereby amended by adding the following:

                  (v) Year 2000 Covenant.  The Servicer shall take all necessary
                      ------------------
                  and reasonable actions to ensure that the Receivable System is Year 2000 Compliant. On or before March 31, 1999, the Servicer will promptly notify the Administrative Agent in the event that the Servicer discovers any internal computer application of the Servicer and its consolidated U.S. Subsidiaries that is necessary for the origination, collection, management or servicing of the Receivables will not be Year 2000 Compliant on or before December 31, 1999. The Servicer will deliver simultaneously with any quarterly or annual financial statement or reports to be delivered under this Agreement, a letter signed by an appropriate officer, to the effect that to such officer's knowledge, after due inquiry, no material events have occurred or problems exist with respect to the Receivables System which would prevent or delay the Servicer's plan to become Year 2000 Compliant or if any such material events have occurred or problems exist.

                  SECTION  5.  Amendment  to  Exhibit  F of  the  Agreement.  In
                               --------------------------------------------
connection with the amendments provided for by this Amendment, the attached List of Special Obligors set forth on Exhibit F hereto shall supersede the Exhibit F that is part of the Agreement, and from and after the date of this Amendment all references to such Exhibit F shall refer to the Exhibit F attached to this Amendment.

                  SECTION 6.  Agreement  in Full  Force and  Effect as  Amended.
                              -------------------------------------------------
Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean such Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of the Agreement were set forth herein.

                  SECTION 7. Effectiveness.  The amendments provided for by this
                             -------------
Amendment shall become effective as of the date hereof, upon receipt by the Administrative Agent of (i) counterparts of this Amendment, duly executed by each of the parties hereto, (ii) an officer's certificate for each of the Seller and the Servicer dated the date hereof in form and substance satisfactory to the Administrative Agent, (iii) an opinion of counsel to the Seller and Servicer in form and substance satisfactory to the Administrative Agent and (iv) confirmation from S&P and Moody's that such Amendment would not result in a downgrade of the rating of the Commercial Paper.

                  SECTION 8. Counterparts. This Amendment may be executed in any
                             ------------
number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

                  SECTION 9. Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY
                             -------------  AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK.


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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to the Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       DELAWARE FUNDING CORPORATION

                                       By:  Morgan Guaranty Trust Company of New
                                            York, as attorney-in-fact for
                                            Delaware Funding Corporation


                                       By:  /s/ Robert S. Jones
                                            -------------------------
                                            Authorized Signatory

                                            Vice President
                                            -------------------------
                                            Title:



                                       MORGAN GUARANTY TRUST COMPANY OF
                                          NEW YORK, as Administrative Agent

                                       By:  /s/ Robert S. Jones
                                            -------------------------
                                            Authorized Signatory

                                            Vice President
                                            -------------------------
                                            Title:


                                       LEXMARK RECEIVABLES CORPORATION


                                       By: /s/ Gary E. Morin
                                           -------------------------
                                           Name:  Gary E. Morin
                                           Title: President



                                       LEXMARK INTERNATIONAL, INC.


                                       By: /s/ Gary E. Morin
                                           -------------------------
                                           Name:  Gary E. Morin
                                           Title: Vice President and
                                                   Chief Financial Officer


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                                                                      EXHIBIT F
                                                                             to
                                                           Amended and Restated
                                                 Receivables Purchase Agreement

                            List of Special Obligors


         Obligor                                        Concentration Factor
         -------                                        --------------------
         All Government Obligors, in                          3%
         the aggregate

         Compaq Computer Corporation1                         6.25%



--------
1 If its unsecured short-term debt rating either (i) ceases to be rated "A-2" by S&P or "P-2" by Moody's or (ii) is withdrawn by S&P or Moody's, Compaq Computer Corporation shall no longer be a Special Obligor for purposes of this Agreement.




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